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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 19, 2002

                            GROUP LONG DISTANCE, INC.
                 (Name of Small Business Issuer in Its Charter)



                                     FLORIDA
                                   65-0213198
          (State or Other Jurisdiction of Incorporation or Organization
                      (I.R.S. Employer Identification No.)


                                 9500 TOLEDO WAY
                             IRVINE, CA 92618- 1806
                    (Address of Principal Executive Offices)


                                 (949) 588-5100
                (Issuer's Telephone Number, Including Area Code)


                     400 E. ATLANTIC BOULEVARD, FIRST FLOOR
                             POMPANO BEACH, FL 33060
                 (Former Address of Principal Executive Offices)



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ITEM 5. OTHER EVENTS

On April 19, 2002, the Company sold its long-distance telephone customer base to an unaffiliated third party for $250,000. The total purchase price is to be paid over 90 days, including $100,000 that was paid at closing.







SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            GROUP LONG DISTANCE, INC.
                                  (Registrant)



April 25, 2002                   By: /s/ GLENN S. KOACH
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                                         Glenn S. Koach,
                                 DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER